Supplement Dated May 15, 2026
to the Prospectus and Statement of Additional Information, each dated February 27, 2026, for Thrivent Core International Equity Fund, a series of Thrivent Core Funds
At a special meeting of shareholders of Thrivent Core International Equity Fund (the “Target Fund”) held on May 14, 2026, shareholders approved the conversion of the Target Fund into Thrivent International Large Cap ETF (the “Acquiring Fund”), a newly-organized exchange traded fund that is a series of Thrivent ETF Trust (the “Conversion”). The Conversion is expected to be completed on or about June 12, 2026 (the “Closing Date”) but may occur on such other date as the officers of the Target Fund and the Acquiring Fund may mutually agree.
On the Closing Date, (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund. After the Acquiring Fund shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated. Prior to the closing of the Conversion, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.
Following the Closing Date, all references to the Target Fund will be deleted from the Prospectus and Statement of Additional Information.
Please include this Supplement with your Prospectus and Statement of Additional Information.
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